Accounts receivable	12 Months Ended
Dec. 31, 2012
Accounts receivable [Abstract]
Accounts receivable
Note 8 – Accounts receivable

Accounts receivable are presented net of allowances for doubtful accounts. There was no allowance for doubtful accounts receivables at December 31, 2012. The allowance for doubtful accounts receivable was $0.4 million at December 31, 2011.

The Company did not recognize any bad debt expense in 2012, 2011 or 2010, but has instead reduced contract revenue for any disputed amounts. Contract revenue was reduced by $3.4 million in 2012 and $0.0 million in 2011 and 2010.